UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                               September 13, 2005
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                     0-15782                   48-0905805
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
   incorporation or organization)                            Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02:  Results of Operations and Financial Condition

     On September 13, 2005, CEC Entertainment, Inc. issued a press release reporting the initial impact of hurricane Katrina on operations and updating earnings guidance for fiscal 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01:

(c)     Exhibits:

        99.1 Press Release of CEC Entertainment, Inc. dated September 13, 2005.

     The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CEC ENTERTAINMENT, INC.


Date:  September 13, 2005                   By:   /s/ Christopher D. Morris
                                                 ------------------------------
                                                 Christopher D. Morris
                                                 Senior Vice President,
                                                 Chief Financial Officer


















                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release of CEC Entertainment, Inc. dated September 13, 2005.